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                                                                    Exhibit 99
                       MONTHLY SERVICERS CERTIFICATE
                        SERVICER: NATIONSBANK, N.A.
                    NATIONSBANK AUTO OWNER TRUST 1996-A




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Collection Period                                             							July 1997
Determination Date				                                               			8/8/97
Deposit Date				                                                    			8/14/97
Distribution Date			                                               				8/15/97


Pool Balance
Pool Balance on the close of the last day of the
preceding Collection Period	                  						          1,289,469,404.87
Less:	Collections and Liquidation Proceeds
      allocable to Principal		                			                62,159,767.76
	     Purchase Amount allocable to Principal                             	0.00
     	Realized Losses			                                          1,551,186.61
Pool Balance on the close of the last day of the
                                                             -----------------
Collection Period			                            				          1,225,758,450.50
Collections allocable to Principal received from
Collection Period up to and including the Second
Business Day immediately preceding the Current
Determination Date                         					                 11,232,473.57
                                                              ----------------
Pool Balance as of the Second Business Day
immediately preceding the Current Determination Date 	        1,214,525,976.93
Original Pool Balance							                                  2,136,187,667.91
Pool Factor 				                                                			56.8548351%

Portfolio Balances and Pool Factors					 	Beginning	                 End
				                                    		of Period	              of Period
                                        --------------------------------------
	Class A-1 Note Balance					                 -                        -
	Class A-1 Pool Factor					                  0.0000000               0.0000000
	Class A-2 Note Balance					           477,591,486.33 	        411,290,309.02
	Class A-2 Pool Factor		                  			0.6419240	              0.5528096
	Class A-3 Note Balance					           457,323,000.00          457,323,000.00
	Class A-3 Pool Factor			                  		1.0000000	              1.0000000
	Class A-4 Note Balance					           175,000,000.00 	        175,000,000.00
	Class A-4 Pool Factor			                  		1.0000000	              1.0000000
	Class B-1 Certificate Balance					     96,129,000.00           96,129,000.00
	Class B-1 Pool Factor					                  1.0000000	              1.0000000
	Class B-2 Certificate Balance					     74,783,667.91           74,783,667.91
	Class B-2 Pool Factor				                  	1.0000000	              1.0000000

	Weighted Average Coupon		                                     				10.3626000%
	Weighted Average Original Term				                                     		60.6
	Weighted Average Remaining Term		                                    				37.9


Collections

Interest:
	 Collections and Liquidation Proceeds allocable to interest				 11,497,598.77
 	Recoveries					                            	                      231,504.37
 	Purchase Amount allocable to Interest				                             		0.00
                                                              ----------------
    		Total Interest Collections					                            11,729,103.14
 	Advances for the related Distribution Date						                1,567,244.12
 	Less:  Outstanding Advances to be reimbursed						              1,965,628.50
                                                              ----------------
    		Available Interest					                                    11,330,718.76

Principal:
	 Collections and Liquidation Proceeds allocable to Principal
   (for the Collection Period)		              			                62,159,767.76
 	Purchase Amount allocable to Principal  (for the Collection
   Period)	                                                           				0.00
 	Collections allocable to Principal received up to and
   including the Second Business Day immediately preceding
   the Current Determination Date		                          				11,232,473.57
		    Less:   Prior Month Collections allocable to
              Principal up to and including the Second
              Business Day immediately preceding the Current
              Determination Date				                             	8,642,250.63
                                                              ----------------
    		Available Principal			                    		               64,749,990.70

	    	Available Funds				                        	               76,080,709.46
Regular Principal (equals Available Principal plus
 Realized Losses)			                       				                  66,301,177.31



Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted
 Receivables				                                                  			93,520.58
Servicing Fee (inc. unpaid amount from prior periods)						      	1,074,557.84
Noteholder Amounts
	Class A-1 Monthly Interest				                                         		0.00
	Class A-1 Interest Carryover Shortfall						                             0.00
                                                              ----------------
		    Total 		                                                         			0.00

	Class A-2 Monthly Interest					                                 	2,437,706.54
	Class A-2 Interest Carryover Shortfall			                             			0.00
                                                              ----------------
		    Total 			                                                 		2,437,706.54

	Class A-3 Monthly Interest			                                 			2,429,528.44
	Class A-3 Interest Carryover Shortfall		                             				0.00
                                                              ----------------
 	    Total		                                                  			2,429,528.44

	Class A-4 Monthly Interest		                                   				966,145.83
	Class A-4 Interest Carryover Shortfall						                             0.00
                                                              ----------------
		    Total				                                                    	966,145.83

		    Total Accrued Note Interest			                            		5,833,380.81

	Class A-1 Monthly Principal 	                                       					0.00
	Class A-1 Principal Carryover Shortfall					                            	0.00
                                                              ----------------
		    Total		                                                          			0.00

	Class A-2 Monthly Principal			                               			66,301,177.31
	Class A-2 Principal Carryover Shortfall 		                           				0.00
                                                              ----------------
		    Total                                                 					66,301,177.31

	Class A-3 Monthly Principal		                                        				0.00
	Class A-3 Principal Carryover Shortfall 			                           			0.00
                                                              ----------------
		    Total	                                                          				0.00

	Class A-4 Monthly Principal			                                        			0.00
	Class A-4 Principal Carryover Shortfall					                            	0.00
                                                              ----------------
		    Total	                                                          				0.00

	    	Total Noteholders' Principal Payment Amount		           			66,301,177.31

Certificateholder Amounts
	Class B-1 Monthly Interest		                                   				540,725.63
	Class B-1 Interest Carryover Shortfall				                             		0.00
                                                              ----------------
		    Total	                                                    				540,725.63

	Class B-2 Monthly Interest			                                   			428,448.10
	Class B-2 Interest Carryover Shortfall		                             				0.00
                                                              ----------------
		    Total                                                    					428,448.10

		    Total Accrued Certificate Interest			                       		969,173.73

	Class B-1 Monthly Principal			                                        			0.00
	Class B-1 Principal Carryover Shortfall 			                           			0.00
                                                              ----------------
		    Total		                                                          			0.00

	Class B-2 Monthly Principal					                                        	0.00
	Class B-2 Principal Carryover Shortfall 			                           			0.00
                                                              ----------------
		    Total		                                                          			0.00

		    Total Certificateholders' Principal Distribution Amount		        			0.00

Total required distributable amount						                       	74,271,810.27
Less: Total Available Funds							                               76,080,709.46
                                                              ----------------
Net Available Funds   (Shortfall) Excess						                   	1,808,899.19
Withdrawal from Reserve Account (If Shortfall)						                     	0.00
Deposit to Reserve Account (If Excess)						                     	1,808,899.19


Distributions
Deposit to the Collection Account
	Available Interest					                                        	11,330,718.76
	Available Principal						                                       64,749,990.70
	Withdrawal from Reserve Account					                                    	0.00
	Less:  Amounts to be withheld by Servicer
		  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables	                                  				93,520.58
		  b)   Servicing Fee					                                       1,074,557.84
                                                              ----------------
	Net Deposit to Collection Account				                         		74,912,631.04

Deposit to Note Payment Account
	Class A-1 Interest Distribution		                                    				0.00
	Class A-2 Interest Distribution					                            	2,437,706.54
	Class A-3 Interest Distribution 		                           				2,429,528.44
	Class A-4 Interest Distribution			                              			966,145.83
	Class A-1 Principal Distribution		                                   				0.00
	Class A-2 Principal Distribution				                          		66,301,177.31
	Class A-3 Principal Distribution			                                   			0.00
	Class A-4 Principal Distribution			                                   			0.00
                                                              ----------------
	    	Total Deposit to Note Payment Account				                 	72,134,558.12

Deposit to Certificate Distribution Account
	Class B-1 Interest Distribution 			                             			540,725.63
	Class B-2 Interest Distribution 			                             			428,448.10
	Class B-1 Principal Distribution 				                                  		0.00
	Class B-2 Principal Distribution 	                                  					0.00
                                                              ----------------
		   Total Deposit to Certificate Distribution Account				         	969,173.73

Deposit to Reserve Account 			                                				1,808,899.19


Specified Reserve Account Balance
Greater of:
	(i) Sum of:
		(a) Percentage applicable times				                  4.00%
		    Pool Balance as of the last day of the
      prior Collection Period less Principal
      collected up to and including the second
      Business Day preceding the most recent
      Determination Date			                 	1,214,525,976.93 	  48,581,039.08
		    and,					                              ----------------
		(b) Specified Interest Reserve Amount
      (Three months interest		                                 			2,907,521.17
                                                               ---------------
		           on the Certificates if Notes are Outstanding)			  		51,488,560.25
		     and
	(ii) Lesser of:
		(a) $26,702,346.	                                          				26,702,346.00
		    and
		(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances				              	1,214,525,976.93

	 Specified Reserve Account Balance			                        			51,488,560.25

Reserve Account Reconciliation
	Beginning Balance  (Initial Balance is 2.5% of
  Original Pool Balance) 	                                  					54,140,607.34
	Deposit from Available Interest and Available Principal				    		1,808,899.19
	Investment Earnings						                                          237,962.36
	Less:
		    Accrued and unpaid Servicing Fees			                              		0.00
		    Amounts to be distributed to Securityholders'				                  	0.00
                                                              ----------------
	Balance						                                                   56,187,468.89
	Less: Withdrawal by holder of Contingent Payment Right
        of Excess of Reserve Account Balance Over
        Specified Reserve Account
 Balance				                                                    		4,698,908.64
                                                               ---------------
	Ending Balance					                                            	51,488,560.25


	Interest Reserve Amount	                                    					2,907,521.17
	Available Reserve Amount						                                  48,581,039.08




Instructions to the Trustee

	Amount to be deposited from the Collection Account
  into the Note Payment Account		                            				72,134,558.12

	Amount to be deposited from the Collection Account
  into the Certificate Distribution Account					                   	969,173.73

	Amount to be deposited from the Collection Account
  into the Reserve Account	                                  					1,808,899.19

	Amount to be deposited from the Reserve Account to
  the account of the holder of the Contingent Payment Right					 	4,698,908.64

	Amount to be deposited from the Reserve Account
  into the Collection Account                                       						0.00

Net Loss and Delinquency Activity

Realized Losses							                                            1,551,186.61
Net Loss Ratio (annualized)
     	For the current Collection Period		                            				1.26%
	     For the preceding Collection Period					                          	1.55%
     	For the second preceding Collection Period			                   			1.24%
                                                              ----------------
Average Net Loss Ratio (Specified Reserve Account Balance
 increases if greater than 1.50%)		                                 					1.35%

Delinquency Analysis
						                                      Number of            	Principal
                                       						 Loans	               Balance
                                            ---------             ---------
	   30 to 59 days past due 		              			2835              	28,614,972.27
	   60 to 89 days past due 				               	522	               5,319,530.11
	   90 or more days past due 			             		539	               5,770,012.84
                                            ----------------------------------
    		Total				                               3896              	39,704,515.22

Collateral Repossessed and Held by the Trust
(included in above Delinquency Amounts)  						435	               4,422,172.78


Delinquency Ratio including Repossessions
  	For the current Collection Period		                               				0.90%
	  For the preceding Collection Period		                             				0.87%
	  For the second preceding Collection Period			                      			0.83%
                                                              ----------------
Average Delinquency Ratio (Specified Reserve Account Balance
 increases if greater than 1.25%)  		                               					0.87%

Loss and Delinquency Trigger Indicator						                               	NO

Equity Percentage				                                                			18.31%

Repurchased Receivables	                                            						0.00
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